Mark Griffin, Investors 629.213.5672 mark.griffin@alliancebernstein.com	Carly Symington, Media 629.213.5568 carly.symington@alliancebernstein.com

AB Announces January 31, 2022 Assets Under Management
Nashville, TN, February 11, 2022 - AllianceBernstein L.P. (“AB”) and AllianceBernstein Holding L.P. (“AB Holding”) (NYSE: AB) today announced that preliminary assets under management decreased to $751 billion during January 2022 from $779 billion at the end of December. Firmwide net inflows were offset by market depreciation, driving the 3.5% decrease. By channel, Institutional & Private Wealth generated inflows while Retail flows were essentially flat. During the month, the firm experienced inflows to our low-fee Customized Retirement Strategies (CRS) platform of $9.6 billion.

AllianceBernstein L.P. (The Operating Partnership)
Assets Under Management ($ in Billions)

	At January 31, 2022				At Dec 31
					2021

			Private
	Institutions	Retail	Wealth	Total	Total

Equity
Actively Managed	$69	$142	$57	$268	$288
Passive	27	38	2	67	72
Total Equity	96	180	59	335	360

Fixed Income
Taxable	151	72	14	237	246
Tax-Exempt	1	28	27	56	57
Passive	—	13	—	13	13
Total Fixed Income	152	113	41	306	316

Alternatives/Multi-Asset Solutions(1)	85	7	18	110	103
Total	$333	$300	$118	$751	$779

	At December 31, 2021

Total	$337	$320	$122	$779

(1) Includes certain multi-asset solutions and services not included in equity or fixed income services.

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Cautions Regarding Forward-Looking Statements
Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, integration of acquired companies, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AB cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AB undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in AB’s Form 10-K for the year ended December 31, 2021 or form 10-Q for the quarter ended September 30, 2021. Any or all of the forward-looking statements made in this news release, Form 10-K, Form 10-Q, other documents AB files with or furnishes to the SEC and any other public statements issued by AB, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed above, could also adversely affect AB’s financial condition, results of operations and business prospects.
About AllianceBernstein
AllianceBernstein is a leading global investment management firm that offers high-quality research and diversified investment services to institutional investors, individuals and private wealth clients in major world markets.
As of December 31, 2021, including both the general partnership and limited partnership interests in AllianceBernstein, AllianceBernstein Holding owned approximately 36.2% of AllianceBernstein and Equitable Holdings, Inc. ("EQH"), directly and through various subsidiaries, owned an approximate 64.5% economic interest in AllianceBernstein.
Additional information about AB may be found on our website, www.alliancebernstein.com.

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